Taxes	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Taxes
2 8 .	Taxes

2 8 .1	Components of provision for income taxes
The Group did not incur income tax expenses for the years ended 31 December 2021 and 2020 as it has not generated taxable income. The components of the provision for income taxes were as follows:

	For the year ended 31 December
In USD	2021	2020	2019
Income tax benefit	4,718,036	3,155,704	5,378,552

	4,718,036	3,155,704	5,378,552

2 8 .2	Deferred tax asset
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes at the enacted rates. The significant components of the Group’s deferred tax assets is resulted from the carried forward tax losses from current and previous year which are expected to be recoverable once the group is able to generate taxable income in future periods. The movement of deferred tax assets during the year was as follows:

	At 31 December
In USD	2021	2020
At 1 January	9,913,707	6,758,003
Additional deferred tax credit	4,718,036	3,155,704

At 31 December	14,631,743	9,913,707

2 8 .2.1	Egypt – Deferred tax asset recognised
The Group’s Egyptian subsidiary (Swvl for Smart Transport Applications and Services LLC) has incurred net taxable losses in the previous years of approximately USD 20.97 million, USD 12.2 million, USD 23.7 million and USD 4.6 million for the years ended 31 December 2021. 2020, 2019 and 2018 respectively. Management believes it is probable that the deferred tax benefit from these unused tax losses will be recoverable based on future tax plans and projected taxable profits and has accordingly recognised the amounts in these consolidated financial statements.

28.2.2 Deferred tax asset not recognised
The Group’s subsidiaries in Kenya, Pakistan, Jordan, Kingdom of Saudi and Spain also incurred tax losses, however Management believes that it is not probable that it will recover the deferred tax benefits of each respective country and have accordingly not considered their tax losses in the deferred tax assets calculations. These unused tax losses expire in the following manner:

In USD	Expire within 5 years	Expire in 5-10 years	Expire in more than 10 years	Total
Swvl Pakistan (Private) Ltd. (Pakistan)	3,398,579	5,336,079	—	8,734,658
Swvl NBO Limited (Kenya)	—	—	2,852,254	2,852,254
Swvl Technologies Ltd. (Kenya)	—	—	3,442,662	3,442,662
Smart Way Transportation LLC (Jordan)	424,030	—	—	424,030
Swvl Saudi for Information Technology (Saudi)	—	—	619,532	619,532
Shotl Transportation, S.L. (Spain)	—	—	87,138	87,138

	3,822,609	5,336,079	7,001,586	16,160,274

2 8 .3	Relationship between tax expense and accounting profit
The tax on the Group’s loss before tax differs from the theoretical amount that would arise using the Group’s applicable tax rate as follows:

	At 31 December
In USD	2021	2020	2019
Loss before tax	(146,207,433)	(32,880,906)	(40,637,953)
Effect of unused losses*	124,136,838	18,855,555	16,733,276
Remeasurement of deferred tax asset	—	(421,725)	(144,092)
ECL provision	1,096,696	510,153	316,878
Accounting depreciation	30,517	19,412	12,381
Tax depreciation	(25,665)	(107,840)	(185,167)

Taxable losses	(20,969,047)	(14,025,351)	(23,904,677)
Tax rate	22.5%	22.5%	22.5%

	(4,718,036)	(3,155,704)	(5,378,552)

*
Unused losses refer to the losses incurred in Swvl Inc. and UAE, since these losses are not subject to income tax. In addition, for the losses incurred in Kenya, Pakistan, Jordan, KSA and Spain, since Management believes that it is not probable that it will recover the deferred tax benefits of each respective country, it was included within unused losses.